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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Union Planters Corporation on Form S-4 of our report relating to Capital Bancorp dated February 28, 1997 appearing in the Capital Bancorp Annual Report on Form 10-K for the year ended December 31, 1996, and to the reference to us under the heading "EXPERTS" in this Registration Statement.


/s/ DELOITTE & TOUCHE LLP

Miami, Florida
September 25, 1997